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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

         Date of Report (Date of earliest event reported): February 20, 1998


                                HADCO CORPORATION
             (Exact name of Registrant as specified in its charter)


                     12A MANOR PARKWAY, SALEM, NEW HAMPSHIRE
                    (Address of principal executive offices)

                                      03079
                                   (Zip Code)

                                 (603) 898-8000
               Registrant's telephone number, including area code

         MASSACHUSETTS                                   033-95284                      04-2393279
State or other jurisdiction of Incorporation      (Commission File Number)    (IRS Employer Identification No.)

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ITEM 5. OTHER EVENTS.

     Hadco Corporation (the "Company") issued the press release attached as Exhibits 99.1 today.

ITEM 7. EXHIBITS.

     99.1 Press Release dated February 20, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HADCO CORPORATION

February 20, 1998                        By: /s/ Timothy P. Losik
                                         ---------------------------------------
                                         Timothy P. Losik
                                         Chief Financial Officer



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